John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on November 1, 2016, and payable on November 30, 2016. No action is required on your part.

Distribution Period:	November 2016
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable November 30, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year	for the Fiscal
Source	Distribution ($)	Distribution	to Date ($)[1]	Year to Date[1]
Net Investment Income	0.0975	100%	0.0975	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.0975	100%

Average annual total return (in relation to NAV) for the 5 years ended on October 31, 2016				12.50%

Annualized current distribution rate expressed as a percentage of NAV as of October 31, 2016				7.24%

Cumulative total return (in relation to NAV) for the fiscal year through October 31, 2016				14.83%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of October 31, 2016				6.87%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the November 2016 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 1, 2016, and payable on December 19, 2016. No action is required on your part.

Distribution Period:	December 2016
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable December 19, 2016, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0386	40%	0.1950	100%
Net Realized Short- Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long- Term Capital Gains	0.0165	17%	0.0000	0%
Return of Capital or Other Capital Source	0.0424	43%	0.0000	0%
Total per common share	0.0975	100%	0.1950	100%

Average annual total return (in relation to NAV) for the 5 years ended on November 30, 2016				11.52%

Annualized current distribution rate expressed as a percentage of NAV as of November 30, 2016				7.64%

Cumulative total return (in relation to NAV) for the fiscal year through November 30, 2016				(4.60%)

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of November 30, 2016				1.27%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the December 2016 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1] The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on December 20, 2016, and payable on January 31, 2017. No action is required on your part.

Distribution Period:	January 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable January 31, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0793	81%	0.2925	100%
Net Realized Short-
Term Capital Gains	0.0011	1%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0171	18%	0.0000	0%
Total per common share	0.0975	100%	0.2925	100%

Average annual total return (in relation to NAV) for the 5 years ended on December 31, 2016				11.47%

Annualized current distribution rate expressed as a percentage of NAV as of December 31, 2016				7.72%

Cumulative total return (in relation to NAV) for the fiscal year through December 31, 2016				(2.59%)

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of December 31, 2016				1.93%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the January 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on February 01, 2017, and payable on February 28, 2017. No action is required on your part.

Distribution Period:	February 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable February 28, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0975	100%	0.3900	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.3900	100%

Average annual total return (in relation to NAV) for the 5 years ended on January 31, 2017				11.93%

Annualized current distribution rate expressed as a percentage of NAV as of January 31, 2017				7.49%

Cumulative total return (in relation to NAV) for the fiscal year through January 31, 2017				0.48%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of January 31, 2017				2.50%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the February 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on February 23, 2017, and payable on March 31, 2017. No action is required on your part.

Distribution Period:	March 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable March 31, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year	for the Fiscal
Source	Distribution ($)	Distribution	to Date ($)[1]	Year to Date[1]
Net Investment Income	0.0351	36%	0.4875	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0093	10%	0.0000	0%
Return of Capital or
Other Capital Source	0.0531	54%	0.0000	0%
Total per common share	0.0975	100%	0.4875	100%

Average annual total return (in relation to NAV) for the 5 years ended on February 28, 2017				11.88%

Annualized current distribution rate expressed as a percentage of NAV as of February 28, 2017				7.29%

Cumulative total return (in relation to NAV) for the fiscal year through February 28, 2017				3.81%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of February 28, 2017				3.04%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the March 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on April 03, 2017, and payable on April 28, 2017. No action is required on your part.

Distribution Period:	April 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable April 28, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($)[1]	Year to Date[1]
Net Investment Income	0.0784	80%	0.5850	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0094	10%	0.0000	0%
Return of Capital or
Other Capital Source	0.0097	10%	0.0000	0%
Total per common share	0.0975	100%	0.5850	100%

Average annual total return (in relation to NAV) for the 5 years ended on March 31, 2017				11.80%

Annualized current distribution rate expressed as a percentage of NAV as of March 31, 2017				7.30%

Cumulative total return (in relation to NAV) for the fiscal year through March 31, 2017				4.31%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of March 31, 2017				3.65%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the April 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on May 01, 2017, and payable on May 31, 2017. No action is required on your part.

Distribution Period:	May 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable May 31, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date[1]
Net Investment Income	0.0975	100%	0.6824	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.6824	100%

Average annual total return (in relation to NAV) for the 5 years ended on April 30, 2017				11.71%

Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2017				7.29%

Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2017				5.01%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April 30, 2017				4.25%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the May 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on June 01, 2017, and payable on June 30, 2017. No action is required on your part.

Distribution Period:	June 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable June 30, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0362	37%	0.7797	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0613	63%	0.0000	0%
Total per common share	0.0975	100%	0.7797	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2017				12.27%

Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2017				7.23%

Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2017				6.57%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May 31, 2017				4.82%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the June 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on July 03, 2017, and payable on July 31, 2017. No action is required on your part.

Distribution Period:	July 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable July 31, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date[1]
Net Investment Income	0.0722	74%	0.8771	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0253	26%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.8771	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2017				11.23%

Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2017				7.29%

Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2017				6.42%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June 30, 2017				5.46%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the July 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on August 1, 2017, and payable on August 31, 2017. No action is required on your part.

Distribution Period:	August 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable August 31, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0975	100%	0.9745	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or
Other Capital Source	0.0000	0%	0.0000	0%
Total per common share	0.0975	100%	0.9745	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2017				11.09%

Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2017				7.20%

Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2017				8.26%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July 31, 2017				6.00%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on September 1, 2017, and payable on September 29, 2017. No action is required on your part.

Distribution Period:	September 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable September 29, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0279	29%	1.0718	100%
Net Realized Short- Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long- Term Capital Gains	0.0000	0%	0.0000	0%
Return of Capital or Other Capital Source	0.0696	71%	0.0000	0%
Total per common share	0.0975	100%	1.0718	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2017				11.23%

Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2017				7.29%

Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2017				7.70%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of August 31, 2017				6.67%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the September 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on October 2, 2017, and payable on October 31, 2017. No action is required on your part.

Distribution Period:	October 2017
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable October 31, 2017, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

				% Breakdown
				of the Total
			Total Cumulative	Cumulative
		% Breakdown	Distributions for	Distributions
	Current	of the Current	the Fiscal Year to	for the Fiscal
Source	Distribution ($)	Distribution	Date ($) [1]	Year to Date [1]
Net Investment Income	0.0829	85%	1.1692	100%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0000	0%
Net Realized Long-
Term Capital Gains	0.0081	8%	0.0000	0%
Return of Capital or
Other Capital Source	0.0065	7%	0.0000	0%
Total per common share	0.0975	100%	1.1692	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30, 2017				10.98%

Annualized current distribution rate expressed as a percentage of NAV as of September 30, 2017				7.33%

Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2017				7.75%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of September 30, 2017				7.32%

You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the October 2017 distribution pursuant to the Fund’s managed distribution plan (the “Plan”). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investments Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

____________________

[1]	The Fund’s current fiscal year began on November 1, 2016, and will end on October 31, 2017.